UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K





                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)
                                          February 24, 2006 (February 23, 2006)
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                           Morgan Equities Group, Inc.


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             (Exact name of Registrant as specified in its charter)

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Georgia                            0-29951                     58=1727874

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(State or other jurisdiction   (Commission File              (IRS Employeof
   incorporation)                  Number)                  Identification No.)


            830-13 A1A North, #165, Ponte Vedra Beach, Florida 32082
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (4040 583-0404
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

| | Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

| | Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

                                  OTHER EVENTS



                            REVERSE SPLIT AUTHORIZED



      On February 23, 2006, the Board of Directors mandated that the number of the issued and outstanding shares of Morgan Equities Group, Inc. be reduced by a One share for Twenty shares reverse stock split, from 4,599,694 shares to 229,985 shares, plus such additional shares as may be necessary to round any resulting factional share to a whole share, so that no fractional shares are issued.

      The record date for the reverse split to become effective is March 6, 2006, the action has been reported to the Transfer Agent, Holladay Stock Transfer, Inc. and NASAQ, In addition, a new CUSIP Number has been requested. The action is by journal entries, with no mandatory surrender and shareholders must bear the expense of replacement certificates.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Morgan Equities Group, Inc.
                                             ---------------------------
                                                         (Registrant)


Date  February 24, 2006                      by: C.M.Benedict,, President
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*Print name and title of the signing officer under his signature.